AEVA


AEVA






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Investor Presentation

November 2020

Legal Disclaimer

Disclaimers and Other Important Information

This presentation (this "Presentation") is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Aeva, Inc. ("Aeva" or the "Company") and InterPrivate Acquisition Corp. ("IPV") and related transactions (the "Potential Business Combination") and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of IPV and Aeva, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Aeva and the Potential Business Combination or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. IPV and Aeva reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will IPV, Aeva or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents (including the internal economic models), its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither IPV nor Aeva has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with IPV, Aeva or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Aeva or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Aeva and the Potential Business Combination and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements Legend

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Aeva, Inc. ("Aeva") and InterPrivate Acquisition Corp. ("InterPrivate"), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Aeva and the markets in which it operates, and Aeva's projected future results. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of InterPrivate's securities, (ii) the risk that the transaction may not be completed by InterPrivate's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by InterPrivate, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of InterPrivate and Aeva, the satisfaction of the minimum trust account amount following redemptions by InterPrivate's public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Aeva's business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Aeva and potential difficulties in Aeva employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Aeva or against InterPrivate related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of InterPrivate's securities on the New York Stock Exchange, (x) the price of InterPrivate's securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Aeva plans to operate, variations in performance across competitors, changes in laws and regulations affecting Aeva's business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which Aeva operates, (xiii) the risk that Aeva and its current and future collaborators are unable to successfully develop and commercialize Aeva's products or services, or experience significant delays in doing so, (xiv) the risk that Aeva may never achieve or sustain profitability; (xv) the risk that Aeva will need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all; (xvi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xvii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations, (xviii) the risk of product liability or regulatory lawsuits or proceedings relating to Aeva's products and services, (xix) the risk that Aeva is unable to secure or protect its intellectual property and (xx) the risk that the post-combination company's securities will not be approved for listing on the New York Stock Exchange or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of InterPrivate's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed below and other documents filed by InterPrivate from time to time with the U.S. Securities and Exchange Commission (the "SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Aeva and InterPrivate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Aeva nor InterPrivate gives any assurance that either Aeva or InterPrivate will achieve its expectations.

Legal Disclaimer (Cont'd)

Use of Projections

This Presentation contains projected financial information with respect to Aeva. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Financial Information; Non-GAAP Financial Terms

The financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by IPV with the SEC.

Furthermore, some of the projected financial information and data contained in this Presentation, such as Adjusted EBITDA (and related measures), has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Aeva and IPV believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Aeva's financial condition and results of operations. Aeva's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. Aeva and IPV believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Aeva's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Aeva does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Aeva's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review Aeva's audited financial statements, which will be presented in IPV's preliminary proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate Aeva's business. A reconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Aeva is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these Non-GAAP financial measures.

Trademarks

This Presentation contains trademarks, service marks, trade names, and copyrights of Aeva, IPV and other companies, which are the property of their respective owners.

Additional Information and Where to Find It

This document relates to a proposed transaction between Aeva and InterPrivate. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. InterPrivate intends to file a registration statement on Form S-4 that will include a proxy statement of InterPrivate, a consent solicitation statement of Aeva and a prospectus of InterPrivate. The proxy statement/consent solicitation statement/prospectus will be sent to all InterPrivate and Aeva stockholders. InterPrivate also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of InterPrivate and Aeva are urged to read the registration statement, the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by InterPrivate through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by InterPrivate may be obtained free of charge from InterPrivate's website at https://ipvspac.com/ or by written request to InterPrivate at InterPrivate Acquisition Corp., 1350 Avenue of the Americas, New York, NY 10019.

Participants in Solicitation

InterPrivate and Aeva and their respective directors and officers may be deemed to be participants in the solicitation of proxies from InterPrivate's stockholders in connection with the proposed transaction. Information about InterPrivate's directors and executive officers and their ownership of InterPrivate's securities is set forth in InterPrivate's filings with the SEC, including InterPrivate's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020. To the extent that holdings of InterPrivate's securities have changed since the amounts printed in InterPrivate's proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

InterPrivate Acquisition Corp Overview

Highly Experienced IPV Management Team



Ahmed Fattouh
CEO

- 20+ years of experience in private equity and M&A
- Founder of InterPrivate and Landmark Value Investments, invested over $1Bn in public and private market strategies
- Private equity at Investcorp
- M&A at Morgan Stanley



Brian Pham
Partner, Tech & Life Sciences

- 10+ years experience as tech investor, entrepreneur, advisor
- Founding team, Sherpa Capital, multi-stage venture capital firm that grew to over $700M AUM
- Morgan Stanley tech banking – 20+ IPOs and follow-ons, $20Bn+ raised



Alan Pinto
Partner, Industrials and Capital Markets

- 20+ years experience in financial industry across shipping, industrials, energy, real estate, technology
- Advisor to InterPrivate since 2015, participating in transaction execution alongside IPV
- Founding Managing Director Dahlman Rose



Brandon Bentley
General Counsel

- 20+ years M&A and securities legal experience
- GC and COO of InterPrivate, Landmark Value
- M&A and securities attorney at White & Case



Minesh Patel
Vice President

- 10+ years financial services experience
- Principal InterPrivate
- Principal Fiduciary Network LLC executing private equity transactions

INTERPRIVATE

- **InterPrivate Acquisition Corp.** ("IPV.U") is a NYSE listed SPAC which completed its $240MM IPO in February 2020
- IPV team comprised of long-term oriented active investors and advisors, with a breadth of experience across venture capital, growth equity, public markets, and private equity buyout

IPV Investments and Affiliations

Pill Pack | airbnb | Curology | Uber | sumo logic

slack | MAVEN | Opendoor | chargepoint

IPV Independent Directors



Jeffrey Harris

- Founder Global Reserve Group
- Partner Quantum Energy, 30 years with Warburg Pincus
- Former Chairman of NVCA; over 40 boards including: Knoll, Rigup, Foro, and ChargePoint



Pietro Cinquegrana

- Managing Director Private Equity CDIB
- Numerous boards including Maurices Inc, Core Metals, GST Telecom.
- 25 years PE across Viton, Fosun, Apollo, Ospraie, MS



Matthew Luckett

- Managing Partner ALBA Holdings, GP Lampros Capital
- Investment committee of Global Customised Wealth and Co-Portfolio Manager of Balestra Capital Partners
- 25 years investing SoundView Technology, Balestra Capital

InterPrivate Investment Thesis

Enormous TAM in its Infancy

- Automotive applications alone >$100Bn
- Aeva significantly expands the TAM: Consumer, Consumer Health, Industrial and Security

Breakthrough Technology with Profound Competitive Advantages

- 4D LiDAR on a Chip: superior performance at lower cost
- The "end state" for automotive applications
- The only viable solution for other verticals

Commercial Partnerships with Undisputed Industry Leaders

- Top automotive OEMs
- World's leading mobility and technology players
- Validates superiority and provides clear revenue visibility

Superior Business Model

- Asset light and highly scalable
- Proven production processes & manufacturing partners
- High confidence in path to profitability

InterPrivate Transaction Summary

Attractive Transaction Parameters

- Investing at the inflection point
- Underwriting only what we know
- Upside from robust pipeline of additional customers
- Priced at compelling valuation against recent comps

Transaction Summary

- **$1,700MM pre-money equity valuation**
  - Highly attractive opportunity to invest in a leader in next-generation 4D LiDAR Technology
- **$120MM PIPE resulting in +$325MM net proceeds from the Transaction**
  - Net proceeds to Aeva balance sheet
  - Fully funded to cash flow profitability in 2024
- **$1,803MM post-money Enterprise Value**
  - Attractive entry multiple relative to comparable companies universe

AEVA

Perception for All Devices


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Velocity
+10 m/s
+13 m/s
+7 m/s
0 m/s
-10 m/s
-13 m/s
-10 m/s
Depth
Reflectivity
Vision

Aeva's Experienced Team

Founded in 2017 by former leaders from Apple and Nikon



Soroush Salehian
CEO and Co-Founder

- Head of Sensing Program Management at Apple SPG
- Led System Program Management for Apple Watch 1
- Founder at BlueLibris (Acq'd) - wearable health sensing Product
- Stanford Mechatronics



Mina Rezk
CTO and Co-Founder

- Head of Optical Sensing - Apple SPG
- Led World's 1st Commercial Precision LiDAR at Nikon
- 17 years Developing Sensor Fusion Systems for Autos, Aero
- 25+ Patents on sensing technology design and commercialization



Saurabh Sinha
CFO

- CFO / SVP & Chief Accounting Officer at JUUL Labs
- Corporate Controller & FP&A at InvenSense
- Sr. Director of Finance and Accounting at Symmetricom
- The Wharton School



Tushar Moorti
Systems Engineering

- 20 years of systems and algorithms leadership
- Director of System Algorithms @ Apple
- Director of Systems Architecture @ Broadcom



Peter Kuepper
Business

- 16 years of automotive development and leadership for vehicle series production
- Director of Program Management @ BMW



Pradeep Srinivasan
Silicon Photonics

- 17 years of Silicon Photonics development and engineering leadership
- Head of Silicon Photonics @ Rockley
- Led Silicon Photonics Integration @ Intel

Industry Disruptor Positioned For Long-Term and Sustainable Growth



Only provider of comprehensive **perception solutions across devices developed on Silicon Photonics** for mass market

Large TAM of $118Bn+ in 2025E with significant penetration opportunity in **automotive, consumer electronics and consumer health, industrial and security**

First sensing platform to provide groundbreaking **4D LiDAR On Chip combining instant velocity measurements, long range performance at affordable costs** for commercialization at scale

Breakthrough core technology in FMCW LiDAR that provides superior performance compared to legacy Time of Flight LiDAR while drawing **significantly less power**

Integrated perception software on device drives high margins **using Aeva's unique 4D raw data across broad applications**

Multiple strategic partners for production provide revenue visibility to 2025. Proven high demand and validation from leading Automotive customers across Passenger Cars, Trucking and Mobility

Highly scalable and capital efficient business model. **Leveraging strategic manufacturing partners including first-of-its-kind production partnership with Tier 1 manufacturer ZF** to industrialize Aeva's technology

Rapidly scaling revenue growth with attractive margin and cash flow profile

Multi-disciplinary team of experienced leaders, engineers and operators with track record of delivering products across automotive, consumer and beyond

Evolution of Sensing for Machine Perception

Legend: Meets Perception | Partially Meets | Does Not Meet

Sensing Requirement	COLOR	VELOCITY	DEPTH	REFLECTIVITY	INERTIAL MOTION
Camera	Meets Perception	Does Not Meet	Partially Meets	Does Not Meet	Does Not Meet
Radar	Does Not Meet	Meets Perception	Partially Meets	Does Not Meet	Does Not Meet
Legacy ToF LiDAR *Other LiDARs today*	Does Not Meet	Does Not Meet	Meets Perception	Partially Meets	Does Not Meet
Aeva 4D LiDAR	Meets Perception	Meets Perception	Meets Perception	Meets Perception	Meets Perception

- Machine perception has evolved from using basic vision sensors to multiple sensing solutions for new capability and safe function
- Today's devices require **color, velocity, depth, reflectivity and inertial motion**
- Camera measures color at high resolutions and can infer depth
- Radar measures velocity and depth at lower resolutions
- Legacy LiDAR is based on Time of Flight (ToF) technology and measures depth and reflectivity, but with limitations in performance and costs

Aeva 4D LiDAR is the first sensing solution to meet all machine perception requirements and is built on Silicon Photonics enabling broad adoption at Industry Leading Costs

Massive Opportunity Across Multiple Large Markets

Contracted Projects Underway in Automotive…

Automotive

Trucking



Passenger Cars



Mobility



+$100Bn ADAS+AV 2025E TAM ▶ **+$160Bn** ADAS+AV 2030E TAM

Production Start 2024

… Drive Expansion into Proven Applications Using 4D LiDAR Technology

Other Markets

Consumer Electronics





+$13Bn ▶ **+$26Bn**

Consumer Health



+$1Bn ▶ **+$12Bn**

Industrial Robotics & Security





+$4Bn ▶ **+$7Bn**

+$18Bn 2025E TAM ▶ **+$46Bn** 2030E TAM

Production Start 2025

Sources: Gartner, IDC, Deloitte, IHS Markit, International Federation of Robotics, Aeva estimates

Aeva's Rapid Pace of Breakthrough Technology To Market

AEVA

BUSINESS

2017

Founded
By Soroush Salehian and Mina Rezk

Aeva's Publicly Featured by NYT
"New Eyes for Driverless Cars"



Released A-Series 4D LiDAR to Key Partners

2018

Audi

Revealed Partnership with Audi AID

2019

VOLKSWAGEN

VW Porsche SE Investment in Aeva Revealed
Announced First 4D LiDAR Fully Integrated on Chip

2020

ZF Production Partnership Revealed
- Multi-year Production Partnership to bring first 4D LiDAR to Automotive Mass Scale

TECHNOLOGY



First 4D LiDAR Sample
Initial Prototype Data



Aeva A-Series 4D LiDAR
First 4D LiDAR with Long Range and Velocity



Aeva's 2nd Gen 4D LiDAR on Chip
- All LiDAR Optics Fully integrated on Silicon Photonics



Aeries Deployment
- 120˚ Field of View
- Long Range

AEVA TODAY

KEY PARTNERS AND INVESTORS

VOLKSWAGEN

ZF



Confidential

LUX

Canaan PARTNERS

Adage Capital Management

KEY STATS

30 Partner Pipeline

4 Strategic Manufacturing Partners

100+ Team Members
75 Engineers

30+ Patents

AEVA

Groundbreaking Technology




4D LIDAR
AEVA

Differentiated 4D LiDAR Core Design...


Aeva 4D LiDAR
FMCW[1] / Coherent Detection
Aeva is the Only FMCW LiDAR Company Meeting Perception Needs
Silicon Photonics Chip
FM Laser
Optical Processing
Detector
Low Continuous Power
Eye Safety Margin
Low
High
vs
Legacy LiDAR (Time of Flight)
AM / Direct Detection
All LiDARs Today
High Pulsed Power
AM Laser
Detector
Eye Safety Margin
Low
High

AEVA 4D LiDAR Superior Capability

✓ **Instant Velocity for every pixel**
- Provides unprecedented perception capability

✓ **Free from all interference (LiDAR or Sun)**
- Drives mass market adoption

✓ **100x higher sensitivity**
- Enables ultra long range of detection at a fraction of the power

✓ **First LiDAR Integrated on Silicon Photonics**
- Enables large volume scalability at low cost

Only Sensing Solution Built from the Ground Up on Silicon Photonics for Mass Scale Application in Automotive, Consumer Electronics and Beyond

[1] Frequency Modulated Continuous Wave

…Underpinned by Proprietary Breakthrough Technology

Custom Semiconductor Fiber-less Laser
- Proprietary semiconductor laser based on proven processes
- **30x Lower costs vs Legacy LiDAR**

Custom Receiver
- Proven CMOS based photodetector integrated on Silicon Photonics **without the use of exotic processes**

Silicon Photonics Optical Engine
- Key LiDAR components **integrated on Silicon Photonics** leveraging proven CMOS processes in telecom

Super Pixel Density Per Beam
- Unique modulation **breaks legacy LiDAR dependency between max range and pixel density**
- Each beam capable of millions of pixels / sec

ASIC Processor with Unique DSP
- **Custom ASIC built from ground up for 4D LiDAR** unique data stream qualified for automotive and beyond
- Proprietary DSP software algorithms for long range

Perception Software
- **Proprietary low power perception software** purpose built on Aeva ASIC to leverage unique raw 4D data



First 4D LiDAR on Chip

Aeva Brings Perception to Broad Applications at Industry Leading Cost

…and Coupled with Uniquely Capable Application Software

Fast Object Detection and Classification



5x Faster Detection and 40m Increased Stopping Distance

High Precision Object Tracking at 10x Less Power


ID 726
36.4 m
25.6 m/s
ID 701
39.1 m
12.1 m/s
ID 665
23.6 m
14.2 m/s

Centimeter Precision Motion Tracking for All Objects Using Instant Velocity per Pixel at 10x Less Power

Motion State Estimation


Speed
MPH
17.3
Accel
g
-0.1
Yaw rate
deg/s
0.4
Acceleration (g)
Speed (mph)
Yaw rate (deg/s)

Centimeter Grade Motion State Without Costly Inertial Motion Sensors

Low Power Perception Software Purpose Built on Aeva Custom ASIC using Unique 4D Raw Data

Aeva 4D LiDAR Technology Snapshot

Long Range and High Pixel Density



Measure Instant Motion for Every Pixel


+10 m/s
-12 m/s

Aeva 4D LiDAR



1000x Higher Dynamic Range Reflectivity



High Definition Camera



Aeva 4D LiDAR in Action


Depth
Instant Velocity
Reflectivity
Vision

4D Perception Software

Fast Object Detection and Classification

High Precision Object Tracking

Drivable Region

Motion State Estimation



20 m
0 m
Focal point [X:33.94, Y:5.04]
8.4 m/s
-8.4 m/s
Focal point [X:31.50, Y:3.37]
-35 dB
-60 dB
AEVA
Focal point [X:33.00, Y:-0.81]

Only Solution Meeting Next-ADAS and AV Requirements at Cost

Automotive Requirements Next-ADAS and AV	**Requirement**	**AEVA**	**Competitor 1**	**Competitor 2**	**Competitor 3**	**Competitor 4**
Automotive Grade	Automotive / Tier 1	Yes	In House Dev	In House Dev	Yes	Yes
Range @ 10% (m)	>200	250	220	250	110 / 170	80
Best Resolution (˚)	<0.1	<0.05	0.11	0.07	0.1 / 0.2	0.8
Field of View (˚)	>100 x 30	120 x 30	360 x 40	120 x 30	115 x 25	145 x 3.2
Instant Velocity	Major Advantage *Expected Requirement*	5 cm/s	No	No	No	No
Light Interference	None	IMMUNE	Degraded	Degraded	Degraded	Degraded
LiDAR Interference	None	IMMUNE	Poor	Poor	Poor	Poor
Weather Performance	200 m inclement weather	Yes	No	Yes	No	No
Optical Power	Low	Low Continuous	Med Pulse	High Pulse	High Pulse	Low Pulse
Costs	$	$	$$$	$$	$$	$

Meets Performance   Partially Meets   Does Not Meet

Sources: Company public data and physics

Partnering with Top Automotive Industry Players

PORSCHE SE — VW Majority Owner Strategic Partner

- Porsche SE Majority Owner of VW Group
- Investments in Aeva in 2018 and 2019
- Partnership with Audi AID announced in 2019
- Aeva is Engaged with VW Group on LiDAR for Next Generation Vehicle Platforms Targeted for 2024 Production

PORSCHE SE

VOLKSWAGEN AKTIENGESELLSCHAFT

Audi · SEAT · ŠKODA

BENTLEY · BUGATTI · PORSCHE

Commercial Vehicles · SCANIA · MAN

ZF — Automotive Production Partner

- ZF is one of the world's largest automotive Tier1 manufacturers to most top OEMs
- Production partnership with ZF to manufacture, qualify and supply the first automotive grade 4D LiDAR at ZF's automotive qualified production plants



Partnering with World’s Top OEMs to Bring 4D LiDAR to Mass Production

- Aeva is actively engaged with 30 of the top players in automated and autonomous driving across Trucking, Passenger and Mobility/Tech
- Top 7 partners, including 3 Partners in Production Selection Stage and 4 Strategic Partners for Production, represent +80% of 2025E Automotive revenue

Current Customer Pipeline

In Series Validation Stage	In Production Selection Stage	Strategic Partners for Production[1]
23	3	4

Top 7 Partners Represent +80% of Aeva’s 2025E Automotive Revenue

	Trucking	Passenger	Mobility/Tech
Aeva Strategic Partners & Partners in Production Selection	Top 2 Truck Programs	3 Global Luxury Sedan Makers	Top 2 Mobility/Tech
Tier-1 and Manufacturing Partners	ZF + Confidential	+ Confidential	+ Confidential
Select Current and Target Partners	DAIMLER, MAN, NAVISTAR, plus.ai, SCANIA, tusimple, VOLVO	Audi, BMW, Ford, Mercedes-Benz, Jaguar / Land Rover, GM, NIO, TOYOTA	ARGO, amazon / ZOOX, cruise, nuro, SAMSUNG, Uber, VOLKSWAGEN GROUP, Waymo / Google

[1] Reflects terms and conditions for agreements and production MOUs. Do not reflect production purchase orders unless and until received

Development Timeline to Deploy Global Scale by 2024

Utilizing production ready automotive Tier1 manufacturing partners for rapid and global scale to customers by 2024

Illustrative Timeline to Series Production



2021
2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
A Series Platform Production & Qualification
Auto-B Sample Development
Auto-B Production & Qualification
Auto-C Sample Development
Auto-C Production & Qualification
Auto-D Production & Qualification
SOP
Series Development
Production at Automotive Plant
Start of Production

Bringing Perception to Broad Applications

AEVA

Diverse Applications

Automotive



Consumer Electronics



Consumer Health



Industrial & Security


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Powerful Software Stack

- Detection Module
- Classification Module
- Motion State Estimation
- Device Positioning
- Bio metrics
- Remote ID

Unprecedented Raw Data

- VELOCITY
- DEPTH
- REFLECTIVITY
- COLOR

Proprietary Hardware Developed On Proven Semiconductor Process

- Silicon Photonics Chip
- Custom Processor
- Scanning

Financial Summary



Robust Growth Trajectory

- **We sell perception solutions across four verticals**
  - 4D LiDAR System + Perception Software for **Automotive, Industrial, and Security**
  - Silicon Photonics Engine + Software algorithms for **Consumer Electronics**
- **Sales to Automotive OEMs for production vehicles expected to commence in 2024 and include ADAS and Autonomous solutions for Passenger Vehicles, Trucks and Mobility / Tech**
  - Top 7 partners represent +80% of 2025E Automotive revenue
  - Strategic partnerships across trucking, passenger car, and mobility drive broad adoption across Automotive and represent high-growth revenue opportunities
  - Multi-year manufacturing partnership agreement for production with ZF significantly expands Aeva's 4D LiDAR distribution reach to the world's top OEMs
- **Existing customer demand beyond automotive to deploy Aeva's 4D LiDAR for production in:**
  - Depth sensing and Biometric applications for consumer electronics
  - Autonomous navigation and safety function for industrial robotics
  - Next generation security application

Prior to series production which is expected to occur in 2024E, revenue is primarily from:

- Automotive development unit sales
- Non-automotive development unit sales
- NRE revenue

Estimated Annual Revenue (2020-2025)



Annual Revenue ($MM)
Includes +$550MM from Aeva's Top 7 Current Partners
$5
$11
$35
$75
$286
$880
2020E
2021E
2022E
2023E
2024E
2025E

2025E Revenue Breakdown

By Vertical



Auto 78%
Consumer 12%
Security 7%
Industrial 3%

By Type



NRE Revenue 4%
Solutions Revenue 96%

Source: Aeva estimates

Attractive Margin and Free Cash Flow Profile

- **Highly profitable business model demonstrated by healthy margins**
  - Aeva system is composed of 3 core components, each is already being produced based on proven high volume semiconductor processes providing high visibility into production COGS.
  - Significant operating leverage from R&D, S&M and G&A
  - Breakeven profitability and free cash flow in 2024
- **Leveraging world's top manufacturing partners for production and distribution**
  - Existing partnerships for key component production including with leading Semiconductor foundries on proven processes for telecom
  - Manufacturing and distribution partnership with top Tier-1s for Automotive (e.g. ZF) and other contract manufacturing partners enable scale across all four verticals
  - Resulting in no manufacturing CapEx
- **Foundational technology platform drives mass adoption of Aeva perception solutions across devices**
  - Same silicon photonics technology validated by Automotive requirement enables broad adoption into Consumer Electronics, Industrial and Security
  - Scaling of feature set possible at core component level for cost-optimized solutions
  - Additional revenue opportunity with new software feature set with OTA updates leveraging Aeva's unique 4D data

Estimated Gross Profit



Total gross profit
% margin
Gross Profit ($MM)
% Margin
$3
$5
$19
$43
$177
$552
43%
53%
57%
62%
63%
2020E
2021E
2022E
2023E
2024E
2025E

Adjusted EBITDA



EBITDA Margin
7%
39%
Adj. EBITDA ($MM)
($27)
($65)
($82)
($88)
$21
$347
2020E
2021E
2022E
2023E
2024E
2025E

Estimated Free Cash Flow



Adj. EBITDA Less CapEx ($MM)
($28)
($69)
($91)
($100)
$15
$343
2020E
2021E
2022E
2023E
2024E
2025E

[1] Adjusted EBITDA defined as Operating Income (Loss) plus Depreciation and Amortization and stock based compensation; Free Cash Flow defined as Adjusted EBITDA minus Capital Expenditures

Source: Aeva estimates

Path to ~$3Bn 2030E Adjusted EBITDA

Potential Long-Term Growth Vectors

- Further adoption of L2+/3 ADAS and L4/5 Autonomy in passenger cars, trucks and mobility platforms
- Proliferation of LiDAR for use in consumer electronics (phones, tablets, and smart devices in the home)
- Broad use of LiDAR for health measurements in wearables and consumer health products
- Increased distribution of LiDAR to supplement comprehensive security systems and protocols
- Deployment of autonomous robots and manufacturing in smart factories

2030E Targets

~$200Bn TAM
(Auto, Consumer Electronics, Consumer Health, Industrial & Security)

~3%
Penetration Rate

45%+ EBITDA
Margin Opportunity

>$6Bn Revenue

~$3Bn EBITDA

Aeva is Uniquely Positioned to Realize Broad Adoption of Perception Across Devices by 2030

Sources: Gartner, IDC, Deloitte, IHS Markit, International Federation of Robotics, Aeva estimates

AEVA

Transaction Overview



Transaction Overview

Transaction Structure

- InterPrivate and Aeva entered into a business combination agreement on November 1, 2020
  - The transaction is expected to close in Q1 2021
- It is anticipated that the post-closing company will be listed on the NYSE and retain the Aeva name

Valuation

- Transaction reflects a $1,700MM pre-money equity valuation for Aeva, representing a highly attractive opportunity to invest in a leader in next-generation 4D LiDAR Technology
- Aeva to receive $328MM cash at closing to fund its attractive growth opportunities
- $2,131MM post-money Equity Value[1]
- $1,803MM Enterprise Value, with no material debt outstanding at closing[1]

Capital Structure

- The transaction will be funded by a combination of $243MM cash held in trust and $120MM in PIPE proceeds
- All-primary transaction; existing Aeva shareholders, including management, are rolling all of their equity and collectively are expected to own 80% of the pro forma company at closing

[1] Assumes no redemptions from the public shareholders of IPV

Pro Forma Equity Ownership

Sources and Uses[1,2]

$ in millions

Sources	
InterPrivate Trust[3]	$243
Rollover Equity	$1,700
PIPE	$120
Total Sources	$2,063

Uses	
Debt Repayment	-
Cash to Balance Sheet (Cash in)	$328
Rollover Equity	$1,700
Fees & Other Transaction Expenses	$35
Total Uses	$2,063

- All Aeva preferred and common equity holders will receive stock in public company
- Proceeds from transaction will be used to capitalize balance sheet for $328MM
- Aeva will use proceeds to primarily fund:
  - Operating expenses incurred to support significant demand from leading Automotive customers
  - Substantial research and development activities devoted to developing the next generation of customized solutions for mass production
  - Working capital to support increasing production demand
- Completion of the transaction is expected to occur during the first quarter of 2021

Pro Forma Valuation[4]

$ in millions (Share Price in $)

Share Price	$10.00
Pro Forma Shares Outstanding	213.056
Equity Value	**$2,131**
Plus: Debt	0
Less: Cash to Balance Sheet	$328
Enterprise Value	**$1,803**

Pro Forma Post Money Ownership[4]

% / millions of shares



IPV Shareholders
11% / 24.2
IPV Sponsor Shares
3% / 6.9
PIPE Investors
6% / 12.0
Existing Avea
Shareholders
80% / 170.0

[1]Based on Aeva capital structure as of June 30, 2020. [2] Assumes no redemptions from the public shareholders of IPV. [3] Cash in Trust value at June 30, 2020. [4] Values shown assuming $10 per IPV share for illustrative purposes; does not include impact of 12.08 and 0.31 million public and sponsor out-of- the-money warrants

Operational Benchmarking

CY2019A-CY2022E Revenue CAGR


Overall Median: 16%
192%
AEVA
2022-2025
Median: 14%
24%
4%
NVIDIA
XILINX
Median: 30%
51%
8%
MOBILEYE
2014-2017[1]
Ambarella
Median: 126%
187%
65%
LUMINAR
2022-2025[2]
Velodyne
2021-2024[2]
31%
TESLA

CY2019A-CY2022E Average Gross Margin


Overall Median: 67%
63%
AEVA
2025
Median: 67%
69%
65%
XILINX
NVIDIA
Median: 68%
75%
60%
MOBILEYE
2014-2017[1]
Ambarella
Median: 61%
64%
58%
LUMINAR
2025[2]
Velodyne
2024[2]
21%
TESLA

CY2019A-CY2022E Average EBITDA Margin


Overall Median: 38%
39%
AEVA
2025
Median: 38%
45%
31%
NVIDIA
XILINX
Median: 27%
51%
3%
MOBILEYE
2014-2017[1]
Ambarella
Median: 33%
44%
22%
LUMINAR
2025[2]
Velodyne
2024[2]
17%
TESLA

Computing Platforms
Traditional LiDAR
Vision Based
Disruptive Autotech

[1]Mobileye financials dated to pre-announcement unaffected date of March 10, 2017. [2] Luminar investor presentation as of September 30, 2020; Velodyne investor presentation as of July 1, 2020.

Sources: Factset, Capital IQ as of October 30, 2020, Company filings

Valuation Benchmarking

AEVA

EV / CY2021 (CY+1) Revenue



Overall Median: 12.4x
Median: 12.4x
Median: 13.9x
Median: 3.1x
2.0x
16.4x
8.4x
21.7x
6.1x
3.5x
2.8x
8.1x
AEVA 2025
NVIDIA
XILINX
MOBILEYE 2017[1]
Ambarella
LUMINAR 2025[2]
Velodyne 2024[3]
TESLA

EV / CY2021 (CY+1) EBITDA



Overall Median: 36.6x
Median: 29.9x
Median: 54.0x
Median: 10.4x
5.2x
33.2x
26.7x
68.0x
40.1x
12.8x
7.9x
42.3x
AEVA 2025
NVIDIA
XILINX
Ambarella
MOBILEYE 2017[1]
Velodyne 2024[3]
LUMINAR 2025[2]
TESLA

Computing Platforms
Traditional LiDAR
Vision Based
Disruptive Autotech

[1] Mobileye financials dated to pre-announcement unaffected date of March 10, 2017. [2] Luminar investor presentation as of September 30, 2020. [3] Velodyne projections as per investor presentation as of July 1, 2020.

Sources: Factset, Capital IQ as of October 30, 2020, Company filings

Valuation Multiple in Perspective



EV / CY2021 (CY+1) EBITDA
70.0x
60.0x
50.0x
40.0x
30.0x
20.0x
10.0x
0.0x
Ambarella
TESLA
2014-2017[1]
XILINX
NVIDIA.
Velodyne
2021-2024[2]
LUMINAR
2022-2025[3]
AEVA
2022-2025
0%
25%
50%
75%
100%
125%
150%
175%
200%
2019A-2022E Revenue CAGR (%)
Computing Platforms
Traditional LiDAR
Vision Based
Disruptive Autotech

[1] Mobileye financials dated to pre-announcement unaffected date of March 10, 2017. [2] Velodyne projections as per investor presentation as of July 1, 2020. [3] Luminar investor presentation as of September 30, 2020.

Sources: Factset, Capital IQ as of October 30, 2020, Company Filings

Transaction Represents Attractive Discount to Peers

Key Inputs and Assumptions

- The applied range of EBITDA multiples are centered around the median of Aeva's peer group 36.6x CY2021E (CY+1) EBITDA, with sensitivities built in on both the high and low ends
- Implied Future Enterprise Value calculated by applying a range of multiples to Aeva's 2025E EBITDA. That Implied Future Enterprise Value is discounted four years back at a 20% rate to arrive at an Implied Current Enterprise Value



$13.9Bn
$11.8Bn
86% Discount
$6.7Bn
$5.7Bn
71% Discount
$1.8Bn
34.0x – 40.0x 2025E EBITDA
34.0x – 40.0x 2025E EBITDA
Discount Rate: 20%
5.2x 2025E EBITDA
Implied Future Enterprise Value
Implied Current Enterprise Value
Post-Money Enterprise Value
Implied EV Based on Comparable Companies' Current Trading Valuations
Transaction Value


AEVA

AEVA

Perception for All Devices